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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-40173) of MMC Networks, Inc. of our report dated January 19, 2000 appearing on page 29 of this Form 10K.

                                          PRICEWATERHOUSECOOPERS LLP

San Jose, California
March 27, 2000